Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTSsPower — On February 28, 2023, sPower closed the sell-down of a portfolio of operating assets ("OpCo B") for $196 million. After the sale, the Company's ownership interest in OpCo B decreased from 50% to approximately 26%. See Note 8—Investments in and Advances to Affiliates for further information. The sPower equity method investment is reported in the Renewables SBU reportable segment.